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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                             Dated November 20, 2007

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000



[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))


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Item 2.02   Results of Operations and Financial Condition.

      On November 20, 2007, Zale Corporation issued a press release reporting its financial results for the fiscal quarter ended October 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

      The attached press release includes a presentation of earnings and earnings per share for the first quarter ended October 31, 2006 that excludes the impact of derivative versus hedge accounting on the Company's gold and silver contracts. In addition, the attached press release includes a presentation of earnings and earnings per share excluding a change in revenue recognized under the lifetime jewelry protection plan. Earnings and earnings per share excluding the impact of derivative versus hedge accounting and the impact of the change in revenue recognized under the lifetime jewelry protection plan are not measures of financial performance under generally accepted accounting principles (GAAP) and should not be considered as alternatives to earnings and earnings per share as computed under GAAP for the applicable period.

      Management will use earnings and earnings per share measures adjusted to exclude certain items as part of its evaluation of the performance of the Company. Further, the Company believes the adjusted earnings and earnings per share measures provide useful information to investors because the items excluded relate to events that had a significant impact during the quarter.

      The information set forth in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.









                                   ZALE  CORPORATION
                                   ---------------------------------------------
                                   Registrant


Date: November 20, 2007            By: /s/ Cynthia T. Gordon
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                                       Cynthia T. Gordon
                                       Senior Vice President, Controller
                                       (principal accounting officer
                                       of the Registrant)



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                                  EXHIBIT INDEX

99.1  Press Release issued November 20, 2007.